Financial instruments and financial risk factors	9 Months Ended
Sep. 30, 2023
Financial Instruments [Abstract]
Financial instruments and financial risk factors	Financial instruments and financial risk factors
Fair values
The Company’s financial instruments consist of cash equivalents, accounts receivable, other receivables, accounts payable and accrued liabilities, and convertible debt. The carrying amounts of other receivables, accounts payable and accrued liabilities approximate fair value due to the short-term maturity of these instruments.
Fair value hierarchy levels 1 to 3 are based on the degree to which the fair value is observable:
•Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;
•Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and
•Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
There were no transfers between the levels during the current or prior period.
The Company’s financial assets and financial liabilities measured at fair value on a recurring basis are measured under level 2 of the hierarchy and were calculated as follows:

As at	September 30, 2023	December 31, 2022
Conversion feature of convertible debt (refer to Note 16)	$5.0	$22.5
Accounts receivable	$2.3	$4.3

Refer to Note 5 above for additional details related to measurement of accounts receivable.
Currency risk
The Company is exposed to currency risk as its cash is mainly denominated in U.S. dollars, while its operations also require Canadian dollars and other currencies in addition to U.S. dollars. As at September 30, 2023, the impact of a 5% change in these respective currencies versus the U.S. dollar, would result in an immaterial impact.

Interest rate risk

Interest rate risk is the risk arising from the effect of changes in prevailing interest rates on the Company’s financial instruments. The Company is exposed to interest rate risk, as it has variable interest rate debt that includes an interest rate floor and cap. Refer to Note 16.

Credit risk

Credit risks associated with cash are minimal as the Company deposits the majority of its cash with large Canadian and U.S. financial institutions above a minimum credit rating and with a cap on maximum deposits with any one institution. The Company’s credit risks associated with receivables are managed and exposure to potential loss is also assessed as minimal.

The Company's revenue and accounts receivable primarily come from three key customers under long-term contracts. The Company manages this risk by engaging with reputable multi-national corporations in stable jurisdictions and performing a review of a potential customer’s financial health prior to engaging in business.

Liquidity risk

Management is assessing its liquidity risk management framework for the management of the Company’s short-term, medium and long-term funding and liquidity requirements.
The Company’s undiscounted significant contractual obligations and interest and principal repayments in respect of its financial liabilities and provisions are presented in the following table:

Undiscounted, at September 30,					2023
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Accounts payable and accrued liabilities	$99.1	$99.1	$—	$—	$—
Lease liabilities	88.9	8.7	17.4	15.5	47.3
Restoration	3.2	—	0.2	—	3.0
Convertible debt principal	331.1	—	114.60	216.5	—
Convertible debt interest	115.0	—	33.80	81.2	—
Total	$637.3	$107.8	$166.0	$313.2	$50.3

Market risk

The Company is exposed to commodity price movements for the inventory it holds and the products it produces. Commodity price risk management activities are currently limited to monitoring market prices. The Company’s revenues are sensitive to the market prices of the constituent payable metals contained in its products, notably cobalt and nickel.

The following table sets out the Company's exposure, as at September 30, 2023 and December 31, 2022, in relation to the impact of movements in the cobalt and nickel price for the provisionally invoiced sales volume of Black Mass & Equivalents by metric tonne:

	Cobalt		Nickel
As at	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
BM&E Metric tonnes subject to fair value pricing adjustments	4,274	4,428	4,274	4,428
10% increase in prices	$0.4	$0.8	$0.8	$1.4
10% decrease in prices	$(0.4)	$(0.8)	$(0.8)	$(1.4)

The following table sets out the period end commodity prices for cobalt and nickel as at September 30, 2023 and December 31, 2022:

Market price per tonne
As at	September 30, 2023	December 31, 2022
Cobalt	$31,967	$41,337
Nickel	18,505	30,400
Capital risk management
The Company's objective when managing its capital is to ensure that it will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.

The capital structure of the Company consists of net cash (cash and cash equivalents after deducting convertible debt) and equity of the Company (comprising issued share capital and other reserves).
The Company is not subject to any externally imposed capital requirements as of September 30, 2023.